EXHIBIT 10.2
EXECUTION COPY
[LEAF CAPITAL FUNDING III, LLC]
FORBEARANCE AND RESERVATION OF RIGHTS
     This FORBEARANCE AND RESERVATION OF RIGHTS (this “Forbearance”), dated as of May 14, 2009, is entered into by and among LEAF CAPITAL FUNDING III, LLC (the “Borrower”), LEAF FINANCIAL CORPORATION (the “Servicer”), MORGAN STANLEY BANK, N.A. (f/k/a Morgan Stanley Bank) (“Morgan Stanley”), as a Class A Lender and Collateral Agent, MORGAN STANLEY ASSET FUNDING INC. (“Morgan Stanley AFI”), as a Class B Lender, THE ROYAL BANK OF SCOTLAND PLC (“RBS”), as a Class A Lender and as a Class B Lender (the Class A Lenders and the Class B Lenders shall be collectively referred to herein as the “Lenders”) and MORGAN STANLEY CAPITAL SERVICES INC. (the “Qualifying Swap Counterparty”).
BACKGROUND
     1. The Borrower, the Servicer, Morgan Stanley, Morgan Stanley AFI, RBS, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the Backup Servicer and U.S. Bank National Association, as the Custodian and the Lenders’ Bank are parties to the Receivables Loan and Security Agreement, dated as of November 1, 2007 (as amended, supplemented or otherwise modified through the date hereof, the “RLSA”). Capitalized terms used herein but not defined herein shall have the meanings set forth in the RLSA.
     2. The Borrower and the Qualifying Swap Counterparty are parties to a Qualifying Interest Rate Swap dated as of November 1, 2007 (as amended, supplemented or otherwise modified through the date hereof, and including all swap transactions entered into pursuant thereto, the “Swap Agreement”).
     3. The Borrower and the Servicer have requested that the Lenders and the Collateral Agent (collectively, the “Forbearing Parties”) forbear for a period of time from exercising certain of their rights under the RLSA as set forth in Section 1(a) below. Such Persons are willing to agree to such forbearance, subject to the terms and conditions hereof.
     4. The Borrower has also requested that the Qualifying Swap Counterparty forbear for a period of time from exercising certain of its rights under the Swap Agreement as set forth in Section 1(b) below. The Qualifying Swap Counterparty is willing to agree to such forbearance, subject to the terms and conditions hereof.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Forbearance.
     (a) The Servicer and the Borrower hereby notify the Forbearing Parties that the financial statements of Resource America for the quarter ending March 31, 2009, to be delivered by Borrower on May 15, 2009, will show that the Tangible Net Worth of Resource America is less than its Minimum Tangible Net Worth (such condition, the

“Breach”). The occurrence of the Breach constitutes each of the events set forth on Schedule A attached hereto (the “Covenant Failures”), and entitles the Forbearing Parties to exercise remedies pursuant thereto absent the forbearance provided for hereunder. For the period commencing on the date hereof and ending on the close of business on May 28, 2009 (the “Forbearance Period”), the Forbearing Parties will forbear from exercising their rights and remedies resulting solely from the Covenant Failures. The forbearance provided herein shall not extend to any Event of Default, Program Termination Event or Servicer Default other than the Covenant Failures and all of the Forbearing Parties’ rights and remedies with respect thereto are hereby reserved. Further, the forbearance provided herein shall not derogate from the Forbearing Parties’ rights to collect, reserve and/or apply proceeds of Pledged Assets to payment of outstanding liabilities as may be specifically provided for in the RLSA and the other Transaction Documents. If the foregoing forbearance is not extended by the Forbearing Parties by the end of the Forbearance Period, the Borrower and the Servicer hereby acknowledge that the Covenant Failures shall exist and that each Forbearing Party shall be fully entitled to declare a Program Termination Date and to exercise all other rights and remedies with respect thereto under the RLSA and the other Transaction Documents.
     (b) The Borrower hereby notifies the Qualifying Swap Counterparty that one or more of the Covenant Failures constitutes the “Additional Termination Event” (as defined in the Swap Agreement) set forth in clause (i) of Part 1(j) of the Swap Agreement and entitles the Qualifying Swap Counterparty to exercise remedies pursuant thereto absent the forbearance provided for hereunder. The Qualifying Swap Counterparty hereby agrees to forbear from exercising its rights and remedies resulting solely from such “Additional Termination Event” or the Breach and each of the Qualifying Swap Counterparty and the Borrower hereby agrees that the “Early Termination Date” under (and as defined in) the Swap Agreement shall not be declared as a result of such “Additional Termination Event” during the Forbearance Period. If the foregoing forbearance is not extended by the Qualifying Swap Counterparty by the end of the Forbearance Period, the Borrower hereby acknowledges that such “Additional Termination Event” shall exist under the Swap Agreement and that the Qualifying Swap Counterparty shall be fully entitled to exercise all rights and remedies with respect thereto under the Swap Agreement.
     SECTION 2. Representations and Warranties. Each of the Borrower and Servicer represents and warrants that:
     (a) except as expressly described in Section 1 above, no event or condition has occurred and is continuing which would constitute an Event of Default, a Termination Event, a Program Termination Event, a Servicer Default, a “Termination Event” under the Swap Agreement, an “Event of Default” under the Swap Agreement, or any event that, if it continued uncured, with the lapse of time or notice, or both, would constitute any of the foregoing events; and
     (b) except as expressly described in Section 1 above, its representations and warranties set forth in the RLSA, the Swap Agreement and the other Transaction Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date), and such representations and warranties shall continue to be true and correct (to such extent) after giving effect to the transactions contemplated hereby.
     SECTION 3. Effect of Forbearance; Ratification. Except as expressly set forth herein, the RLSA, the Swap Agreement and each of the other Transaction Documents remain in full force and effect and are hereby ratified. This Forbearance shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the RLSA or the Swap Agreement other than as specifically set forth herein.
     SECTION 4. Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Forbearing Parties and the Qualifying Swap Counterparty (including costs and expenses of counsel for the Forbearing Parties and the Qualifying Swap Counterparty) incurred in connection with the preparation, execution and delivery of this Forbearance.
     SECTION 5. Counterparts. This Forbearance may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
     SECTION 6. Governing Law. This Forbearance shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the conflicts of law principles thereof (other than Section 5-1401 of the New York General Obligations Law).
     SECTION 7. Section Headings. The various headings of this Forbearance are inserted for convenience only and shall not affect the meaning or interpretation of this Forbearance or any provision hereof.
     SECTION 8. Entire Agreement. This Forbearance is intended by the parties hereto to be the final expression of their agreement with respect to the subject matter hereof, and is the complete and exclusive statement of the terms thereof, notwithstanding any representations, statements or agreements to the contrary heretofore made.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Forbearance as of the date first written above.

LEAF CAPITAL FUNDING III, LLC, as Borrower

By:

Name:
Title:

LEAF FINANCIAL CORPORATION, as Servicer

By:

Name:
Title:
Forbearance and Reservation
of Rights (Leaf Capital
Funding III, LLC)

MORGAN STANLEY BANK, N.A., as a Class A Lender and Collateral Agent

By:

Name:
Title:
Forbearance and Reservation
of Rights (Leaf Capital
Funding III, LLC)

MORGAN STANLEY ASSET FUNDING INC., as a Class B Lender

By:

Name:
Title:
Forbearance and Reservation
of Rights (Leaf Capital
Funding III, LLC)

THE ROYAL BANK OF SCOTLAND PLC, as a Class A Lender and as a Class B Lender

By:

Name:
Title:
Forbearance and Reservation
of Rights (Leaf Capital
Funding III, LLC)

MORGAN STANLEY CAPITAL SERVICES INC., as Qualifying Swap Counterparty

By:

Name:
Title:
Forbearance and Reservation
of Rights (Leaf Capital
Funding III, LLC)

SCHEDULE A
“Covenant Failures” means the occurrence of any of the following events:
     (i) the Event of Default set forth in Section 7.01(k) of the RLSA,
     (ii) the Event of Default set forth in Section 7.01(n) of the RLSA,
     (iii) the Event of Default set forth in Section 7.01(o) of the RLSA,
     (iv) the Event of Default set forth in Section 7.01(s) of the RLSA,
     (v) the Event of Default set forth in Section 7.01(z) of the RLSA,
     (vi) the Program Termination Event set forth in clause (ii) of the definition thereof in the RLSA,
     (vii) the Program Termination Event set forth in clause (x) of the definition thereof in the RLSA,
     (viii) the Program Termination Event set forth in clause (xi)(2) of the definition thereof in the RLSA and
     (ix) the Servicer Default set forth in clause (iv) of the definition thereof in the RLSA.

A-1